Exhibit 99.1
PAGE | 1 Revolutionizing CAR T-Cell Therapy BioPharma OTC PINK: KRBP Kiromic.com NOVEMBER 2023

PAGE | Forward Looking Statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. Kiromic makes such forward-looking statements pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding: Kiromic’s current and anticipated IND applications including statements regarding the scope of and timing for submission of an IND application; the Deltacel™ product platform; the sponsored research agreement and the data that will be generated as a result of such collaboration; the timing for submitting and activating Kiromic’s IND applications; the benefits of utilizing non-genetically engineered Gamma Delta T cells as our first in-human study; Kiromic’s ability to achieve its objectives; and the timing for the initiation and successful completion of Kiromic’s clinical trials of its product candidates. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2022, and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

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The Kiromic Difference

Kiromic BioPharma is the only cell therapy company combining AI-driven genetically edited Gamma Delta T-cells (GDT) with proprietary targeting technology to address solid malignancies.

- Diamond AI™ Neural Network
- Allogeneic, Off-the-shelf, T-Cell Therapy from Healthy Donors, Versus Frail Cancer Patients
- Gamma Delta T-Cell (GDT) Platform
- Solid Malignancies (~90% of all cancers)
- In-House cGMP Manufacturing

PAGE | 4 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AITM (Artificial Intelligence)

PAGE | Strategic Competitive Landscape 5 8 Known Companies (including Kiromic) in the Gamma Delta T Cell Therapy space. No Known Competitors with AI-driven Technology Combined with a Gamma Delta CAR-T Delivery Platform. AI-DRIVEN CAR-GDT

PAGE | 6 1 Global CAR T-Cell Therapy Market, By Product Type, By Tumor Type, By Indication, By Treatment Type, By Targeted Antigen, By End User, By Region, Competition, Forecast and Opportunities, 2017-2027 (ReportLinker) 2 American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics html Global CAR T-Cell Therapy Market by 20271 (USD) $33+ Billion Solid Malignancy Market Opportunity 90% of Cancers Are Solid Malignancies2

PAGE
7

Competitive Difference

Allogeneic Gamma Delta Based T-Cell Therapies

Superior specificity for multiple solid tumors

Potential broad treatment for solid malignancies that express Kiromic developed biomarkers such as Iso-mesothelin.
Solid tumors represent approx. 90% of new cancer diagnoses but finding specific targets to treat them has been challenging.
Kiromic tackles the issue by identifying new cancer specific targets.

Superior Efficacy from γδT cells

Strong efficacy in pre-Clinical animal models.
In solid tumors, the benefit of infiltrating conventional T cells may vary.
In contrast, GDT cells are the infiltrating immune cells most likely to be associated with positive outcomes, as shown in an analysis of 18,000 tumors from 39 indications[1]

Vertical Integration

In-house **cGMP manufacturing**

In-house **QC/EM lab**

In-house **product and process development** (R&D and MSAT)

Lower Costs/ Greater Access[2]

1. **Outpatient treatment** means reduced hospitalization and other treatment related costs.

2. **Lower projected cost**
increases patient and health care professional access to these therapies, and potentially provides important quality-of-life benefits for patients as well.

1. Gentles AJ, Newman AM, Liu CL, *et al*. The prognostic landscape of genes and infiltrating immune cells across human cancers. Nat Med. 2015 Aug;21(8):938-945.
2. Maziarz RT. CAR T-cell therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019.

PAGE | 8 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AITM (Artificial Intelligence)

PAGE | Artificial Intelligence and Bioinformatic Analytic 9 Discovery & Development Platform Algorithms and Large-Scale Genomics Analysis for Target Prediction Discovery Development Manufacturing Clinical Trials A.I. integrated with each stage of the Kiromic therapy production lifecycle Discovering New Multi-tumor Targets Identifying Optimal Donors and Patients to Maximize the Therapy Success

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The Kiromic Difference - Diamond AI™ Target Discovery Platform

Diamond AI™ target discovery platform powers innovation and significantly reduces development time and cost.


1
Diamond AI drives discovery by sifting through billions of data points to identify cancer specific immunotherapy targets, donors with the best GDT cell yields, and patients who will most likely benefit from our therapies.
2
Diamond AI prediction and validation platform reduce development costs by seeking to eliminate targets, donors, and patients that will ultimately fail laboratory analysis.
3
Laboratory studies are then performed to confirm the validity of the AI selections.
Large Cancer Genomics Studies
Large Normal Tissue Genomics Studies
Protein Structures, Gene Models, Gene Metadata
Diamond AI™
Data Mining Tools
Cancer / Normal Differences
Cell Surface Proteins
Unique Targetable Peptides
Optimal Donor and Patient Selection
Target Donor & Patient Selection
Target Validation
(Algorithm and wet lab Validation)
Therapy Candidates
Clinical Trials (Phase I)
*
Diamond Donor AI uses demographics, cytometry, and sequence data to identify the best GDT cell donors – reducing manufacturing cost and potentially improving potency. Diamond data mining can guide selecting patients likely to benefit from Kiromic's therapies.
*
Diamond Clinical AI models can continually improve the AI model to maximize efficacy.
*
In Development

PAGE | 11 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AI™ (Artificial Intelligence)

PAGE | Kiromic GDT Cell Therapy Pipeline 12 Multiple Indications Unmodified, off-the-shelf product candidate targeting stress ligands on cancer cells Initial indication: NSCLC in combination with targeted, low-dose radiation Unmodified, off-the-shelf product candidate targeting stress ligands on cancer cells Initial indication: NSCLC in combination with targeted, low-dose radiation DeltacelTM Engineered off-the-shelf product candidate targeting PDL-1+ tumors ProcelTM Engineered off-the-shelf product candidate targeting a tumor-specific variant of Mesothelin in Ovarian Cancer, Mesothelioma, and Pancreatic Cancer Engineered off-the-shelf product candidate targeting a tumor-specific variant of Mesothelin in Ovarian Cancer, Mesothelioma, and Pancreatic Cancer IsocelTM

PAGE | 13 Gamma Delta T-Cells (GDT): Guardians of the Immune System Off-the-Shelf Cryopreserved Allogeneic Healthy Donors Innate Rapid Acting Potent and Safe Commercially Viable GDT: 1-5% of circulating T-cells

PAGE | 14 Deltacel: Non-Viral Gamma Delta T-Cell Development Bridge between the Innate and Adaptive Immune Response Kiromic Proprietary In-house GDT Cell Isolation and Expansion Rapid Response to Attack Cancer Cells Decreased Toxicity Risk Profile Virus Free Expansion and Production GDT: 1-5% of circulating T-cells

PAGE | GDT Cell Therapy Mechanism of Action: 15 Targeting Unique Identifiers on Tumor Tissues TARGET Deltacel: Stress Ligand GDT Cell Deltacel: GDT Cell Receptor Upon binding, the GDT cells are instructed to kill tumors expressing the respective target Cancer cell

PAGE | 16 KB-GDT-01 T-Cell Therapy (Deltacel) Strong Efficacy DeltacelTM effectively controls established A549 NSCLC tumors in immunocompromised mice when combined with a low-dose radiation DeltacelTM does not cause any macroscopic or microscopic toxicity, even when given at over 8x the maximum dose that will be tested in the clinical trial KB-GDT-01 T-Cell Therapy (Deltacel) Strong Safety Female, control Male, control Female, Deltacel Male, Deltacel Body weight  There were no treatment-associated impacts on body weights, food consumption, or cage-side/clinical observations. Macroscopic evaluations at necropsy did not identify any evidence of test article-related toxicity. Microscopic histopathological evaluations showed no evidence of Deltacel-related toxicity  Clinical pathology evaluations determined that all fluctuations among individual and mean values of tested analytes were considered sporadic, and not related to the administration of Deltacel.  Plasma cytokine analysis showed that Deltacel administration did not result in the overproduction of inflammatory cytokines which may pose a safety concern. 0 10 20 30 80 85 90 95 100 Time (days) Probability of Survival Vehicle Radiation Deltacel Combination Vehicle Standard Therapy Deltacel (KB-GDT-01) Combo

PAGE | 17 GDT CAR T-Cell Therapy (IsocelTM)* Strong Efficacy IsocelTM eradicates established NCI-H226 pleural epithelioid mesothelioma and prevents tumor growth in a model of recurrence. IsocelTM does not lead to cytokine level increases modeled to cause severe CRS or CRS, with circulating cell numbers regulated by objective response. GDT CAR T-Cell Therapy (IsocelTM)* Strong Safety Tumor eradication *Preclinical models: nude mice with subcutaneous NCI-H226 cells injections

PAGE | 18 GDT chPD1 T-Cell Therapy (ProcelTM)* Strong Efficacy ProcelTM eradicates established NCI-H226 pleural epithelioid mesothelioma and extends survival. ProcelTM does not lead to cytokine level increases modeled to cause severe CRS or CRS, with circulating cell numbers regulated by objective response. GDT chPD1 T-Cell Therapy (ProcelTM)* Strong Safety Tumor eradication *Preclinical models: nude mice with subcutaneous NCI-H226 cells injections

Pipeline

PAGE 19

Clinical Trial Candidate		Target	Pre-Clinical	Phase I
Deltacel-01 **Deltacel™ in combination with low-dose radiation** Allogeneic, Non-Viral, Non-engineered off-the-shelf GDT therapy	KIROMIC; The University of Texas MD Anderson Cancer Center	Universal Non-Engineered		**Recruitment started November 2023**
New IND **Isocel™ in combination with low-dose radiation** Allogeneic, off-the-shelf, GDT CAR-T therapy	KIROMIC; The University of Texas MD Anderson Cancer Center	**Mesothelin Isoform** *KRBP proprietary target*		**H1 2025*** Expected Beginning of Activation Process for Clinical Trial
New IND **ALEXIS - ISO-1** **Isocel™** Allogeneic, off-the-shelf, GDT CAR-T therapy	KIROMIC	**Mesothelin Isoform** *KRBP proprietary target*		**H1 2025*** Expected Beginning of Activation Process for Clinical Trial
New IND **Procel™ in combination with low-dose radiation** Allogeneic, off-the-shelf, GDT CAR-T therapy	KIROMIC; The University of Texas MD Anderson Cancer Center	PD-L1		**H1 2025*** Expected Beginning of Activation Process for Clinical Trial
New IND **ALEXIS - PRO-1** **Procel™** Allogeneic, off-the-shelf, GDT CAR-T therapy	KIROMIC	PD-L1		**H1 2025*** Expected Beginning of Activation Process for Clinical Trial

* Subject to obtaining sufficient financing to support the progression of the development of those additional clinical trial candidates.

PAGE | 20 In-House Manufacturing Creates De-Risked Value Dedicated Product Development Suite 34,000 sq ft Facility Operations 12,000 sq ft R&D Laboratory & Manufacturing Space Dedicated cGLP Microbiology and QC Lab Clinical-Grade, cGMP-Compliant Cell Therapy Manufacturing Space

PAGE | 21 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AI™ (Artificial Intelligence)

PAGE | 22 Recent and Upcoming Milestones* *The milestones and timing of completion are based upon the company’s current expectations in consultation with its partners and vendors. ** Subject to obtaining sufficient financing to support the progression of the development of those additional clinical trial candidates. 1 IND Authorization for Deltacel-01 3 Early Tolerability Results First Patient* Deltacel-01 Patient Recruitment Begins 2 5 Completion of Dose Escalation, Safety and Efficacy Data 4 Early Efficacy Results First Patient* Submission Isocel and Procel INDs** 6

PAGE | 23 Brian Hungerford CPA,CGMA Leadership Team Scott Dahlbeck MD, PharmD COSO Texas Tech Univ Health Science Center University of TX Health Science Center Houston College of Pharmacy CEO Pietro Bersani CPA, CGMA CSO/INTERIM COO Leonardo Mirandola Ph.D. CFO

PAGE | 24 Board of Directors Michael Nagel Chairperson Pam Misajon Director Pietro Bersani CPA, CGMA Independent Director Independent Director Michael Catlin

PAGE | Summary Balance Sheet & Cap Table 25 Balance Sheet Data (As of June 30, 2023) As Reported Cash and Cash Equivalents $2,707,136 Working Capital ($12,851,255) Total Assets $14,005,661 Total Stockholders’ Deficit ($5,159,281) Cap Table (As of June 30, 2023) Common Stock Equivalents Common Stock 1,176,290 Restricted Stock Units ($258.88 Weighted average grant date fair value) 632 Options ($287.58 Weighted average exercise price) - Warrants - Convertible Preferred Share Shares ($8MM principal & $6.50 share conversion) 1,230,769 Convertible Notes ($6MM principal a& $6.50 share conversion) 1,292,308 Fully Diluted Common Shares 3,699,999

PAGE | 26 1American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html. 1 2 3 Value Proposition Summary Gamma Delta CAR-T Cell Therapy Platform In-House cGMP Manufacturing Diamond AITM Neural Network 4 5 Solid Malignancies (~90% of all cancers1) Allogeneic, Off-the-shelf Cellular Therapy Cells from healthy donors, not ill cancer patients, for maximum efficacy

PAGE | 27 Revolutionizing CAR T-Cell Therapy BioPharma OTC PINK: KRBP Kiromic.com NOVEMBER 2023